================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                   -----------


      Date of Report (Date of earliest event reported): September 13, 2007



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




      Delaware                        0-27122                   94-2900635
   (State or other           (Commission file number)        (I.R.S. Employer
    jurisdiction                                         Identification Number)
  of incorporation)


                   3011 Triad Drive                                94550
                    Livermore, CA                                (Zip Code)
      (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.
                  ----------------------------------------------

         The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."

         The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement.

         On September 13, 2007, Adept Technology, Inc. ("Adept") issued a press release announcing its financial results for its fiscal 2007 fourth quarter, ended June 30, 2007. A copy of the press release is attached to this report as
Exhibit 99.1 and is incorporated by reference.

         The presentation of Adept's fourth quarter and fiscal year ended June 30, 2007 financial results included in this Current Report on Form 8-K is qualified by a detailed discussion of associated material risks set forth in Adept's filings with the Securities and Exchange Commission. These include Adept's Annual Report on Form 10-K for the year ended June 30, 2006 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 2007, December 30, 2007 and March 31, 2007.




Item 9.01.        Financial Statements and Exhibits.
                  ----------------------------------

        (d) Exhibits

        99.1  Press Release of Adept Technology, Inc. issued September 13, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADEPT TECHNOLOGY, INC.



Date: September 13, 2007                             By:  /s/ Lisa M. Cummins
                                                     ---------------------------
                                                     Lisa M. Cummins
                                                     Vice President of Finance
                                                     and Chief Financial Officer